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                                                                    Exhibit 4.11

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                          MASTER OWNER TRUST AGREEMENT

                                     BETWEEN

                    NAVISTAR FINANCIAL SECURITIES CORPORATION
                                     SELLER

                                       AND

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                           MASTER OWNER TRUST TRUSTEE

                           DATED AS OF ______ _, 200_


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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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ARTICLE I DEFINITIONS.............................................................................................1
    SECTION 1.1 Definitions and Rules of Construction.............................................................1

ARTICLE II ORGANIZATION...........................................................................................3
    SECTION 2.1 Name..............................................................................................3
    SECTION 2.2 Office............................................................................................3
    SECTION 2.3 Purposes and Powers...............................................................................3
    SECTION 2.4 Appointment of Master Owner Trust Trustee.........................................................5
    SECTION 2.5 Initial Capital Contribution of Master Owner Trust Estate.........................................5
    SECTION 2.6 Declaration of Trust..............................................................................5
    SECTION 2.7 Liability of the Master Owner Trust Certificateholders............................................6
    SECTION 2.8 Title to Trust Property...........................................................................6
    SECTION 2.9 Situs of Trust....................................................................................6
    SECTION 2.10 Representations and Warranties of the Seller.....................................................7
    SECTION 2.11 Transfer of Collateral Certificate...............................................................8
    SECTION 2.12 Representations and Warranties of the Seller.....................................................8
    SECTION 2.13 Protection of Title to Collateral Certificate....................................................9
    SECTION 2.14 Assignment to Indenture Trustee.................................................................10

ARTICLE III THE MASTER OWNER TRUST CERTIFICATES..................................................................10
    SECTION 3.1 Initial Master Owner Trust Certificate Ownership.................................................10
    SECTION 3.2 Form of the Master Owner Trust Certificates......................................................10
    SECTION 3.3 Execution, Authentication and Delivery...........................................................11
    SECTION 3.4 Registration; Registration of Transfer and Exchange of Master Owner Trust Certificates...........11
    SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Master Owner Trust Certificates.............................13
    SECTION 3.6 Persons Deemed Master Owner Trust Certificateholders.............................................14
    SECTION 3.7 Access to List of Master Owner Trust Certificateholders' Names and Addresses.....................14
    SECTION 3.8 Maintenance of Master Owner Trust Trustee Corporate Trust Office.................................14
    SECTION 3.9 Appointment of Paying Agent......................................................................14
    SECTION 3.10 Seller as Master Owner Trust Certificateholder..................................................15

ARTICLE IV ACTIONS BY MASTER OWNER TRUST TRUSTEE.................................................................15
    SECTION 4.1 Prior Notice to Master Owner Trust Certificateholders with Respect to Certain Matters............15
    SECTION 4.2 Action by Master Owner Trust Certificateholders with Respect to Certain Matters..................16
    SECTION 4.3 Action by Master Owner Trust Certificateholders with Respect to Bankruptcy.......................16
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    SECTION 4.4 Restrictions on Master Owner Trust Certificateholders' Power.....................................16
    SECTION 4.5 Majority Control.................................................................................16
    SECTION 4.6 [Restriction on Master Owner Trust Trustee's Power to Issue Indebtedness.........................17

ARTICLE V APPLICATION OF TRUST FUNDS; CERTAIN DUTIES.............................................................17
    SECTION 5.1 Establishment of Master Owner Trust Certificate Distribution Account.............................17
    SECTION 5.2 Application of Master Owner Trust Funds..........................................................17
    SECTION 5.3 Method of Payment................................................................................18
    SECTION 5.4 Accounting and Reports to the Master Owner Trust Certificateholders, the Internal Revenue
                Service and Others...............................................................................18
    SECTION 5.5 Signature on Returns.............................................................................19

ARTICLE VI THE MASTER OWNER TRUST TRUSTEE........................................................................19
    SECTION 6.1 Duties of Master Owner Trust Trustee.............................................................19
    SECTION 6.2 Authority of Master Owner Trust Trustee..........................................................20
    SECTION 6.3 Acceptance of Trusts and Duties..................................................................20
    SECTION 6.4 Action upon Instruction by Master Owner Trust Certificateholders.................................22
    SECTION 6.5 Furnishing of Documents..........................................................................22
    SECTION 6.6 Representations and Warranties of Master Owner Trust Trustee.....................................22
    SECTION 6.7 Reliance; Advice of Counsel......................................................................23
    SECTION 6.8 Master Owner Trust Trustee May Own Master Owner Trust Certificates and Notes.....................24
    SECTION 6.9 Compensation and Indemnity.......................................................................24
    SECTION 6.10 Replacement of Master Owner Trust Trustee.......................................................24
    SECTION 6.11 Merger or Consolidation of Master Owner Trust Trustee...........................................26
    SECTION 6.12 Appointment of Co-Trustee or Separate Trustee...................................................26
    SECTION 6.13 Eligibility Requirements for Master Owner Trust Trustee.........................................27

ARTICLE VII TERMINATION OF MASTER OWNER TRUST AGREEMENT..........................................................28
    SECTION 7.1 Termination of Master Owner Trust Agreement......................................................28

ARTICLE VIII AMENDMENTS..........................................................................................29
    SECTION 8.1 Amendments Without Consent of Master Owner Trust Certificateholders or Noteholders...............29
    SECTION 8.2 Amendments With Consent of Master Owner Trust Certificateholders and Noteholders.................30
    SECTION 8.3 Form of Amendments...............................................................................30

ARTICLE IX MISCELLANEOUS.........................................................................................31
    SECTION 9.1 No Legal Title to Master Owner Trust Estate......................................................31
    SECTION 9.2 Limitations on Rights of Others..................................................................31
    SECTION 9.3 Notices..........................................................................................31
    SECTION 9.4 Severability.....................................................................................31
    SECTION 9.5 Counterparts.....................................................................................32
    SECTION 9.6 Successors and Assigns...........................................................................32
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    SECTION 9.7 No Petition Covenant.............................................................................32
    SECTION 9.8 No Recourse......................................................................................32
    SECTION 9.9 Headings.........................................................................................33
    SECTION 9.10 GOVERNING LAW...................................................................................33
    SECTION 9.11 Administrator...................................................................................33
    SECTION 9.12 Amended and Restated Master Owner Trust Agreement...............................................33
    SECTION 9.13 Tax Disclosure.  Each of the undersigned parties agrees to comply with Section 14.11 of the
                 Indenture.......................................................................................33
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                                    EXHIBITS

Exhibit A    Form of Certificate
Exhibit B    Form of Certificate of Trust

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          MASTER OWNER TRUST AGREEMENT, dated as of ______ _, 200_ between
Navistar Financial Securities Corporation, a Delaware corporation, as Seller (the "SELLER"), and Chase Manhattan Bank, USA, National Association, a national banking association, as Master Owner Trust Trustee (the "MASTER OWNER TRUST TRUSTEE").

          WHEREAS, the Seller and Master Owner Trust Trustee entered into a certain trust agreement dated ___ __, 200_ (the "INITIAL MASTER OWNER TRUST AGREEMENT"), which contemplated this Master Owner Trust Agreement.

          WHEREAS, the Seller and the Master Owner Trust Trustee desire to amend and restate the Initial Master Owner Trust Agreement, in its entirety.

          The Seller and the Master Owner Trust Trustee hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS AND RULES OF CONSTRUCTION.

          (a) DEFINITIONS. Certain capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to them in the Indenture dated as of the date hereof between Navistar Financial Dealer Note Master Owner Trust (the "MASTER OWNER TRUST") and The Bank of New York, as indenture trustee (the "INDENTURE TRUSTEE"), as it may be amended and supplemented from time to time (the "INDENTURE") or, if not defined in the Indenture but capitalized and not defined herein, the Series Supplement. All references herein to "THE AGREEMENT" or "THIS AGREEMENT" are to this Master Owner Trust Agreement as it may be amended and supplemented from time to time, the Exhibits hereto and the capitalized terms used but not defined herein which are defined in such Indenture, and all references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified.

          (b) RULES OF CONSTRUCTION. The following rules of construction shall apply to this Agreement.

                    (i) ACCOUNTING TERMS. As used in this Agreement, accounting terms which are not defined, and accounting terms partly defined, herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in herein or the Issuer Documents will control.

                    (ii) "HEREOF," ETC. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement and not to any particular provision of this

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               Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified. The word "or" is not exclusive.

                    (iii) USE OF "RELATED." as used in this Agreement, with respect to any Distribution Date, the "related Determination Date," the "related Due Period," and the "related Note Record Date" will mean the Determination Date, the Due Period, and the Note Record Date, respectively, immediately preceding such Distribution Date.

                    (iv) USE OF "OUTSTANDING" ETC. Whenever the term "outstanding Notes," "outstanding principal amount" and words of similar import are used in this Agreement for purposes of determining whether the Noteholders of the requisite outstanding principal amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons (it being understood that the Master Owner Trust Trustee in its individual capacity shall not be considered an Affiliate of any of the foregoing) shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as "outstanding" if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgor's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                    (v) NUMBER AND GENDER. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

                    (vi) INCLUDING. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

                    (vii) UCC REFERENCES. References to sections or provisions of Article 9 of the UCC in this Agreement refer to Article 9 of the UCC as in effect as of the date hereof, but shall be deemed to be automatically

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               updated to reflect the successor, replacement or functionally equivalent sections or provisions of any amendments or revisions thereto.

                    (viii) REFERENCES TO A CLASS OF NOTES. Unless otherwise
               specified, references to a class of Notes, includes all the tranches included in such class of Notes.

                                   ARTICLE II
                                  ORGANIZATION

     SECTION 2.1 NAME. The Master Owner Trust continued hereby shall be known as "NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST" in which name the Master Owner Trust Trustee may conduct the business of the Master Owner Trust, make and execute contracts and other instruments on behalf of the Master Owner Trust and the Master Owner Trust may sue and be sued.

     SECTION 2.2 OFFICE. The office of the Master Owner Trust shall be in care of the Master Owner Trust Trustee at the Master Owner Trust Trustee Corporate Trust Office or at such other address in Delaware as the Master Owner Trust Trustee may designate by written notice to the Master Owner Trust
Certificateholder and the Seller.

     SECTION 2.3 PURPOSES AND POWERS. The purpose of the Master Owner Trust is, and the Master Owner Trust shall have the power and authority, and is authorized, to engage in the following activities:

          (a) to acquire, manage and hold the Collateral Certificate and other certificates of beneficial interest of the Master Trust;

          (b) to issue the Notes pursuant to the Indenture and the Master Owner Trust Certificates pursuant to this Agreement, and to sell, transfer or exchange the Notes and to transfer and exchange the Master Owner Trust Certificates;

          (c) from time to time, to grant a security interest in the Collateral Certificate, or other beneficial interests in the Master Trust, including the pledge of any portion of the Collateral Certificate, and grant a security interest in accounts established for the benefit of indebtedness of the Master Owner Trust under the Indenture;

          (d) from time to time, to authorize and approve the issuance of Notes pursuant to the Indenture without limitation to aggregate amounts and, in connection therewith, to determine the terms and provisions of such Notes and of the issuance and sale thereof, including the following:

                    (i)    to determine the principal amount of the Notes;

                    (ii)   to determine the maturity date of the Notes;

                    (iii) to determine the rate of interest, if any, to be paid on the Notes;

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                    (iv)   to determine the price or prices at which such Notes
               will be sold by the Master Owner Trust;

                    (v) to determine the provisions, if any, for the redemption of such Notes;

                    (vi) to determine the form, terms and provisions of the indentures, fiscal agency agreements or other instruments under which the Notes may be issued and the banks or trust companies to act as trustees, fiscal agents and paying agents thereunder;

                    (vii) to prepare and file all documents necessary or appropriate in connection with the registration of the Notes under the Securities Act, the qualification of indentures under the Trust Indenture Act and the qualification under any other applicable federal, foreign, state, local or other governmental requirements;

                    (viii) to prepare any prospectus, offering memorandum,
               private placement memorandum or other descriptive material relating to the issuance of the Notes;

                    (ix) to list the Notes on any United States or non-United States securities exchange;

                    (x) to enter into one or more interest rate or currency swaps, caps, collars, guaranteed investment contracts or other derivative agreements with counterparties (which may include, without limitation, NFSC or any of its affiliates) to manage interest rate or currency risk relating to the Notes;

                    (xi) to appoint a paying agent or agents for purposes of payments on the Notes; and

                    (xii) to arrange for the underwriting, subscription, purchase or placement of the Notes and selecting underwriters, managers and purchasers or agents for that purpose;

          (e) from time to time to receive payments and proceeds with respect to the Collateral Certificate and other certificates of beneficial interest in the Master Trust and the Indenture and either invest or distribute those payments and proceeds;

          (f) from time to time to make deposits to and withdrawals from accounts established under the Indenture;

          (g) from time to time to make and receive payments pursuant to derivative agreements;

          (h) from time to time to make payments on the Notes;

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          (i) from time to time to acquire additional collateral from NFSC or any special purpose vehicle established by NFSC;

          (j) from time to time to perform such obligations and exercise and enforce such rights and pursue such remedies as may be appropriate by virtue of the Master Owner Trust being party to any of the agreements contemplated in letters (i) through (xii) above;

          (k) subject to compliance with the Issuer Documents, to engage in such other activities as may be required in connection with the foregoing and the making of payments or distributions to the Securityholders; and

          (l) if the Collateral Certificate is the only remaining outstanding investor certificate issued by the Master Trust, then at the written direction of the Master Owner Trust Beneficiary dissolve the Master Trust and terminate the Pooling and Servicing Agreement, acquire the Dealer Notes directly and enter into a sale and servicing agreement that contains, to the extent applicable, the sale and servicing provisions of the Pooling and Servicing Agreement and other documents and amend any documents to reflect the direct ownership of the Dealer Notes;

PROVIDED, HOWEVER, that the Master Owner Trust may enter into derivatives only if such derivatives are passive and entered into concurrently with the issuance of a series of Notes or to replace a terminated derivative.

The Master Owner Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Issuer Documents.

     SECTION 2.4 APPOINTMENT OF MASTER OWNER TRUST TRUSTEE. The Seller hereby appoints Chase Manhattan Bank USA, National Association as trustee of the Master Owner Trust, effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.5 INITIAL CAPITAL CONTRIBUTION OF MASTER OWNER TRUST ESTATE. The Seller sold, assigned and transferred to the Master Owner Trust, and conveyed and set over to the Master Owner Trust Trustee, on behalf of the Master Owner Trust, as of ___ __, 200_, the sum of $1. The Master Owner Trust Trustee hereby acknowledges receipt in trust from the Seller, as of ___ __, 200_, of the foregoing contribution, which shall constitute the "INITIAL MASTER OWNER TRUST ESTATE" and shall be deposited in the Master Owner Trust Certificate Distribution Account. The Seller shall pay organizational expenses of the Master Owner Trust as they may arise or shall, upon the request of the Master Owner Trust Trustee, promptly reimburse the Master Owner Trust Trustee for any such expenses paid by the Master Owner Trust Trustee.

     SECTION 2.6 DECLARATION OF TRUST.

     The Master Owner Trust Trustee hereby declares that it will hold the Initial Master Owner Trust Estate, the Collateral Certificate and the other documents and assets described in SECTION 2.3, together with any payments, proceeds or income of any kind from such documents or assets or any other source and any other property held under this Agreement (collectively, the

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"MASTER OWNER TRUST ESTATE"), upon the trust set forth herein and for the sole use and benefit of the Beneficiary. The Master Owner Trust Trustee hereby declares that it shall hold the Master Owner Trust Estate in trust upon and subject to the conditions and obligations set forth herein, subject to the obligations of the Master Owner Trust under the Issuer Documents. It is the intention of the parties hereto that the Master Owner Trust constitute a statutory trust under the Statutory Trust Statute, that this Agreement constitute the governing instrument of such statutory trust and that the Master Owner Trust Certificates represent the beneficial interests therein. The rights of the Master Owner Trust Certificateholders shall be determined as set forth herein and in the Statutory Trust Statute and the relationship between the parties hereto created by this Agreement shall not constitute indebtedness for any purpose. It is the intention of the parties hereto that, solely for purposes of federal income taxes, state and local income and franchise taxes, and any other taxes imposed upon, measured by, or based upon gross or net income, the Master Owner Trust shall be treated as a division or branch of the Seller. The parties agree that, unless otherwise required by appropriate tax authorities, the Master Owner Trust shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Master Owner Trust as a division or branch of the Seller for such tax purposes; PROVIDED, HOWEVER, that until the Seller receives a ruling from the Illinois Department of Revenue or an opinion of counsel reasonably acceptable to the Master Owner Trust Trustee that the Master Owner Trust will be treated as a branch or division of the Seller for purposes of the Illinois Income Tax Act and the Illinois Personal Property Tax Replacement Tax Act, for purposes of the Illinois Income Tax Act and the Illinois Personal Property Tax Replacement Tax Act, the Seller will (i) include the taxable income of the Master Owner Trust in the combined tax return filed by the combined group that includes the Seller,
(ii) take all steps necessary to treat the Master Owner Trust as a member of the same combined group of which the Seller is a member and (iii) provide information to the Master Owner Trust Trustee to confirm that the actions required by clauses (i) and (ii) have been effected. Effective as of the date hereof, the Master Owner Trust Trustee shall have all rights, powers and duties set forth in this Agreement, the Indenture and the Statutory Trust Statute with respect to accomplishing the purposes of the Master Owner Trust subject to the terms and conditions of the Issuer Documents.

     SECTION 2.7 LIABILITY OF THE MASTER OWNER TRUST CERTIFICATEHOLDERS. The Master Owner Trust Certificateholders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation law of the State of Delaware.

     SECTION 2.8 TITLE TO MASTER OWNER TRUST PROPERTY. Legal title to all the Master Owner Trust Estate shall be vested at all times in the Master Owner Trust as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Master Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Master Owner Trust Trustee, a co-trustee and/or other trustees, as the case may be.

     SECTION 2.9 SITUS OF MASTER OWNER TRUST. The Master Owner Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Master Owner Trust or the Master Owner Trust Trustee on behalf of the Master Owner Trust or for the benefit of the Master Owner Trust Certificateholders shall be located in the State of Delaware or the State of New York. The Master Owner Trust shall not have any employees in any state other

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than Delaware; PROVIDED, HOWEVER, that nothing herein shall restrict or prohibit the Master Owner Trust Trustee from having employees within or without the State of Delaware. Payments shall be received by the Master Owner Trust only in Delaware or New York, and payments and distributions shall be made by the Master Owner Trust only from Delaware or New York. The only office of the Master Owner Trust shall be the Master Owner Trust Trustee Corporate Trust Office in
Delaware.

     SECTION 2.10 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Master Owner Trust Trustee (as such or in its individual capacity) that:

          (a) The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and now has, power, authority and legal right to acquire and own the Collateral Certificate and or the Dealer Notes.

          (b) The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

          (c) The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms, the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Master Owner Trust, and the Seller has duly authorized such sale and assignment to the Master Owner Trust by all necessary corporate action, and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Issuer Documents), or violate any law or, to the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

          (e) This Agreement, when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative

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agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any Master Owner Trust Certificate issued pursuant hereto or any other Issuer Document or, (ii) seeking to prevent the issuance of such Master Owner Trust Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Issuer Document or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, such Master Owner Trust Certificate, this Agreement or any other Issuer Document.

     SECTION 2.11  TRANSFER OF COLLATERAL CERTIFICATE.

          (a) In consideration of the Master Owner Trust's delivery to or upon the order of the Seller of the net proceeds of the initial sale of the Notes, the Seller does hereby absolutely transfer, assign, set over and otherwise convey to the Master Owner Trust, without recourse (subject to the obligations herein) all right, title and interest of the Seller in and to the Collateral Certificate and the proceeds thereof. This Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and the conveyance by the Seller provided for in this Agreement shall be deemed to be and hereby is a grant by the Seller to the Master Owner Trust of a security interest in and to all of the Seller's right, title and interest, whether now owned or hereafter acquired, in, to and under all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from, or relating to the Collateral Certificate and the proceeds thereof, to secure the rights of the Master Owner Trust under this Agreement and the obligations of the Seller hereunder. The Seller and the Master Owner Trust shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that the security interest in the Collateral Certificate created hereunder will be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

          (b) To the extent that the Seller retains any interest in the Collateral Certificate, the Seller hereby grants to the Indenture Trustee for the benefit of the holders of the Notes a security interest in and to all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in, to, and under all accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, and investment property consisting of, arising from, or relating to the Collateral Certificate and the proceeds thereof (collectively, the "INDENTURE COLLATERAL"), to secure performance of all of the obligations of the Seller under the Pooling and Servicing Agreement, the Series Supplement and the Issuer Documents. With respect to the Indenture Collateral, the Indenture Trustee shall have all of the rights it has under the Issuer Documents. The Indenture Trustee shall have all of the rights of a secured creditor under the UCC in New York and the UCC in Delaware.

     SECTION 2.12 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller makes the following representations and warranties as to the Collateral Certificate on which the Issuer is deemed to have relied in acquiring the Collateral Certificate. Such representations and warranties speak as of the execution and delivery of this Agreement and as of each Transfer Date, but shall

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survive the transfer and assignment of the Collateral Certificate to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute either (i) a sale of the Collateral Certificate, (ii) a grant of a perfected security interest therein from the Seller to the Issuer or (iii) a grant of a perfected security interest therein from the Seller to the Indenture Trustee. The Collateral Certificate has not been sold, transferred, assigned or pledged by the Seller to any Person other than pursuant to this Agreement or the Indenture. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to the Collateral Certificate, free and clear of all liens and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to the Collateral Certificate, free and clear of all liens of rights of others or a first priority perfected security interest therein; and the transfer has been perfected, by the filing of appropriate financing statements and the taking of such other action pursuant to the UCC, under the UCC. The Seller has no knowledge of any current statutory or other non-consentual liens to which the Collateral Certificate is subject.

          (b) All Actions Taken. All actions necessary under the applicable UCC in any jurisdiction to be taken (i) to give the Issuer a first priority perfected security interest or ownership interest in the Collateral Certificate, and (ii) to give the Indenture Trustee a first priority perfected security interest in the Collateral Certificate (including, without limitation, UCC filings with the Delaware Secretary of State), in each case subject to any statutory or other non-consentual liens with respect to the Collateral Certificate, have been taken. The Seller has no knowledge of any current statutory or other non-consentual liens to which the Collateral Certificate is subject.

          (c) No Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement or any other Issuer Document, the performance by the Seller of the transactions contemplated by this Agreement or any other Issuer Document and the fulfillment by the Seller of the terms hereof or thereof, have been obtained or have been completed and are in full force and effect (other than approvals, authorizations, consents, orders and other actions which if not obtained or completed or in full force or effect would not have a material adverse effect on the Seller or the Issuer or upon the collectibility of the Collateral Certificate or upon the ability of the Seller to perform its obligations under this Agreement).

          (d) Transfers Comply. Each of (i) the transfer of the Collateral Certificate by the Seller to the Issuer pursuant to the terms of this Agreement,
(ii) the pledge of the Collateral Certificate by the Issuer to the Indenture Trustee pursuant to the terms of the Indenture and (iii) the pledge of the Collateral Certificate by the Seller to the Indenture Trustee pursuant to the terms of this Agreement, comply with the provisions of the Pooling and Servicing Agreement relating to transfers of the Collateral Certificate.

     SECTION 2.13 PROTECTION OF TITLE TO COLLATERAL CERTIFICATE.

                                      - 9 -
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          (a) The Seller shall take all actions necessary, and the Issuer shall cooperate with the Seller, if applicable, to perfect, and maintain perfection of, the interests of the Issuer in the Collateral Certificate. The Seller shall execute and file and cause to be executed and filed such financing statements and continuation statements, all in such manner and in such places as may be required by law fully to perfect, maintain, and protect the interest of the Issuer in the Collateral Certificate and in the proceeds thereof and the interest of the Indenture Trustee in the Indenture Collateral and the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Master Owner Trust Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) The Seller shall not change its name, identity or corporate structure or the jurisdiction of its organization in any manner that might make any financing statement or continuation statement filed in accordance with paragraph (a) above or otherwise seriously misleading within the meaning of the UCC (regardless of whether such a filing was ever made), unless it shall have given the Master Owner Trust Trustee and the Indenture Trustee at least five days' prior written notice thereof and, if applicable, shall have timely filed appropriate amendments to any and all previously filed financing statements or continuation statements or timely filed additional UCC financing statements in each case (so that the interests of the Issuer and the Indenture Trustee is not adversely affected).

          (c) The Seller shall have an obligation to give the Master Owner Trust Trustee and the Indenture Trustee at least 30 days' prior written notice of any change in the jurisdiction of its organization or any relocation of its chief executive office or other change in location if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement (regardless of whether such a filing was ever made) and shall promptly, if applicable, file any such amendment or new financing statement.

          (d) The Master Owner Trust Trustee shall permit the Indenture Trustee and its agents at any time following reasonable notice and during normal business hours to inspect, audit and make copies of and abstracts from the Master Owner Trust Trustee's records regarding the Collateral Certificate.

     SECTION 2.14 ASSIGNMENT TO INDENTURE TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Collateral Certificate and the other property constituting the Master Owner Trust Estate and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                                   ARTICLE III
                       THE MASTER OWNER TRUST CERTIFICATES

     SECTION 3.1 INITIAL MASTER OWNER TRUST CERTIFICATE OWNERSHIP. Upon the formation of the Master Owner Trust by the contribution by the Seller pursuant to SECTION 2.5 and until the issuance of the Master Owner Trust Certificates, the Seller shall be the sole beneficiary of the Master Owner Trust (the "MASTER OWNER TRUST BENEFICIARY").

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

     SECTION 3.2 FORM OF THE MASTER OWNER TRUST CERTIFICATES.

          (a) The Master Owner Trust Certificates shall be substantially in the form set forth in EXHIBIT A. The Master Owner Trust Certificates shall be executed on behalf of the Master Owner Trust by manual or facsimile signature of a Master Owner Trust Trustee Authorized Officer. Master Owner Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Master Owner Trust, shall be, when authenticated pursuant to SECTION 3.3, validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Master Owner Trust Certificates or did not hold such offices at the date of authentication and delivery of such Master Owner Trust Certificates.

          (b) The Master Owner Trust Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the officers executing such Master Owner Trust Certificates, as evidenced by their execution of such Master Owner Trust Certificates.

          (c) The Master Owner Trust Certificates shall be issued in fully-registered form and shall be in definitive form only. The terms of the Master Owner Trust Certificates set forth in EXHIBIT A shall form part of this Agreement.

     SECTION 3.3 EXECUTION, AUTHENTICATION AND DELIVERY. Concurrently with the transfer of the Collateral Certificate to the Master Owner Trust hereby, the Master Owner Trust Trustee shall cause the Master Owner Trust Certificates to be executed on behalf of the Master Owner Trust, and to be authenticated and delivered to or upon the written order of the Seller, signed by its chairman of the board, its president or any vice president, without further corporate action by the Seller, in authorized denominations. No Master Owner Trust Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Master Owner Trust Certificate a certificate of authentication substantially in the form set forth in EXHIBIT A, executed by the Master Owner Trust Trustee or by the Person appointed from time to time as the Master Owner Trust Trustee's authenticating agent hereunder (the "AUTHENTICATING AGENT") by manual signature. The Master Owner Trust Trustee hereby appoints JPMorgan Chase Bank as the initial Authenticating Agent. Such authentication shall constitute conclusive evidence that such Master Owner Trust Certificate shall have been duly authenticated and delivered hereunder. All Master Owner Trust Certificates shall be dated the date of their authentication.

     SECTION 3.4 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE OF MASTER OWNER TRUST CERTIFICATES.

          (a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to SECTION 3.8, a register (the "CERTIFICATE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Master Owner Trust Trustee shall provide for the registration of Master Owner Trust Certificates and of transfers and exchanges of Master Owner Trust Certificates as provided herein. The Certificate Registrar shall be appointed by and may be removed by the Master Owner Trust Trustee. The Master Owner Trust Trustee hereby

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appoints JPMorgan Chase Bank as the initial Certificate Registrar. Upon any resignation of a Certificate Registrar, the Master Owner Trust Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Certificate Registrar.

          (b) The initial Master Owner Trust Certificateholders may at any time, without consent of the Noteholders, sell, transfer, convey or assign in any manner its rights to and interests in the Master Owner Trust Certificates, provided that: (i) such action will not result in a reduction or withdrawal of the rating of any class of Notes, (ii) the Master Owner Trust Certificateholders provide to the Master Owner Trust Trustee and the Indenture Trustee an opinion of independent counsel that such action will not cause the Master Owner Trust to be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes, (iii) such transferee or assignee agrees to take positions for tax purposes consistent with the tax positions agreed to be taken by the Master Owner Trust Certificateholders and (iv) the conditions set forth in SECTION 3.4(g) have been satisfied. In addition, no transfer of a Master Owner Trust Certificate shall be registered unless the transferee shall have provided to the Master Owner Trust Trustee and the Certificate Registrar an opinion of counsel that in connection with such transfer no registration of the Master Owner Trust Certificates is required under the Securities Act or applicable state law or that such transfer is otherwise being made in accordance with all applicable federal and state securities laws.

          (c) Subject to SECTION 3.4(b), upon surrender for registration of transfer of any Master Owner Trust Certificate at the office or agency maintained pursuant to SECTION 3.8, the Master Owner Trust Trustee shall execute on behalf of the Master Owner Trust, authenticate and deliver (or shall cause its Authenticating Agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Master Owner Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Master Owner Trust Trustee or any authenticating agent.

          (d) At the option of a Master Owner Trust Certificateholder, Master Owner Trust Certificates may be exchanged for other Master Owner Trust Certificates of a like aggregate percentage interest upon surrender of the Master Owner Trust Certificates to be exchanged at the Master Owner Trust Trustee Corporate Trust Office or the office or agency maintained pursuant to
SECTION 3.8. Whenever any Master Owner Trust Certificates are so surrendered for exchange, the Master Owner Trust Trustee shall execute on behalf of the Master Owner Trust, authenticate and deliver (or shall cause its Authenticating Agent to authenticate and deliver) one or more Master Owner Trust Certificates dated the date of authentication by the Master Owner Trust Trustee or any Authenticating Agent. Such Master Owner Trust Certificates shall be delivered to the Master Owner Trust Certificateholder making the exchange.

          (e) Every Master Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Master Owner Trust Trustee and the Certificate Registrar duly executed by the Master Owner Trust Certificateholder or his attorney duly authorized in writing. Each Master Owner Trust Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently destroyed or otherwise disposed of by the Master Owner Trust Trustee or Certificate Registrar in accordance with its customary practice.

          (f) No service charge shall be made for any registration of transfer or exchange of Master Owner Trust Certificates, but the Master Owner Trust Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Master Owner Trust Certificates.

          (g) The Master Owner Trust Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code or (iii) any entity whose underlying assets include plan assets of any such plan (each, a "BENEFIT PLAN"). By accepting and holding a Master Owner Trust Certificate, the Master Owner Trust Certificateholder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

     SECTION 3.5 MUTILATED, DESTROYED, LOST OR STOLEN MASTER OWNER TRUST CERTIFICATES.

          (a) If (i) any mutilated Master Owner Trust Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Master Owner Trust Certificate, and (ii) there is delivered to the Certificate Registrar, the Master Owner Trust Trustee and the Master Owner Trust, such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar, the Master Owner Trust Trustee or the Master Owner Trust that such Master Owner Trust Certificate has been acquired by a protected purchaser, the Master Owner Trust Trustee shall execute on behalf of the Master Owner Trust and the Master Owner Trust Trustee shall authenticate and deliver (or shall cause its Authenticating Agent to authenticate and deliver), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Master Owner Trust Certificate, a replacement Master Owner Trust Certificate in authorized denominations of a like amount; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Master Owner Trust Certificate, but not a mutilated Master Owner Trust Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Master Owner Trust Certificate the Master Owner Trust Trustee on behalf of the Master Owner Trust may pay such destroyed, lost or stolen Master Owner Trust Certificate when so due or payable.

          (b) If, after the delivery of a replacement Master Owner Trust Certificate or distribution in respect of a destroyed, lost or stolen Master Owner Trust Certificate pursuant to SUBSECTION 3.5(a), a protected purchaser of the original Master Owner Trust Certificate in lieu of which such replacement Master Owner Trust Certificate was issued presents for payment such original Master Owner Trust Certificate, the Master Owner Trust Trustee on behalf of the Master Owner Trust shall be entitled to recover such replacement Master Owner Trust Certificate (or such distribution) from the Person to whom it was delivered or any Person taking such replacement Master Owner Trust Certificate from such Person to whom such replacement Master Owner Trust Certificate was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Master Owner Trust or the Master Owner Trust Trustee in connection therewith.

          (c) In connection with the issuance of any replacement Master Owner Trust Certificate under this SECTION 3.5, the Master Owner Trust Trustee on behalf of the Master Owner Trust may require the payment by the Master Owner Trust Certificateholder of such Master Owner Trust Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Master Owner Trust, the Master Owner Trust Trustee and the Certificate Registrar) connected therewith.

          (d) Any duplicate Master Owner Trust Certificate issued pursuant to this SECTION 3.5 in replacement of any mutilated, destroyed, lost or stolen Master Owner Trust Certificate shall constitute an original additional contractual obligation of the Master Owner Trust, whether or not the mutilated, destroyed, lost or stolen Master Owner Trust Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Master Owner Trust Certificates duly issued hereunder.

          (e) The provisions of this SECTION 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Master Owner Trust Certificates.

     SECTION 3.6 PERSONS DEEMED MASTER OWNER TRUST CERTIFICATEHOLDERS. Prior to due presentation of a Master Owner Trust Certificate for registration of transfer, the Master Owner Trust Trustee or the Certificate Registrar may treat the Person in whose name any Master Owner Trust Certificate shall be registered in the Certificate Register as the Master Owner Trust Certificateholder of such Master Owner Trust Certificate for the purpose of receiving distributions pursuant to ARTICLE V and for all other purposes whatsoever, and neither the Master Owner Trust Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

     SECTION 3.7 ACCESS TO LIST OF MASTER OWNER TRUST CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Master Owner Trust Trustee shall furnish or cause to be furnished to the Servicer and the Seller, within 15 days after receipt by the Master Owner Trust Trustee of a request therefor from the Servicer or the Seller in writing, a list, in such form as the Servicer or the Seller may reasonably require, of the names and addresses of the Master Owner Trust Certificateholders as of the most recent Note Record Date. Each Master Owner Trust Certificateholder, by receiving and holding a Master Owner Trust Certificate, shall be deemed to have agreed not to hold any of the Servicer, the Seller, the Master Owner Trust or the Master Owner Trust Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.8 MAINTENANCE OF MASTER OWNER TRUST TRUSTEE CORPORATE TRUST OFFICE. The Master Owner Trust Trustee shall maintain in the Borough of Manhattan, the City of New York, an office or offices or agency or agencies where Master Owner Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Master Owner Trust in respect of the Master Owner Trust Certificates and the Issuer Documents may be served. The Master Owner Trust Trustee initially designates the offices of JPMorgan Chase Bank at 4 New York Plaza, New York, New York 10004 as its principal office for such purposes. The Master Owner Trust Trustee shall give prompt written notice to the

Seller and to the Master Owner Trust Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.9 APPOINTMENT OF PAYING AGENT. The Paying Agent shall make distributions to Master Owner Trust Certificateholders from the Master Owner Trust Certificate Distribution Account (as defined in SECTION 5.1(a) hereto) pursuant to SECTION 5.2 and shall report the amounts of such distributions to the Master Owner Trust Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Master Owner Trust Certificate Distribution Account for the purpose of making the distributions referred to above. The Master Owner Trust Trustee may appoint and may revoke such power and remove the Paying Agent if the Master Owner Trust Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Master Owner Trust Trustee hereby appoints JPMorgan Chase Bank as the initial Paying Agent and appoints as co-paying agent any co-paying agent chosen by the Paying Agent and acceptable to the Master Owner Trust Trustee. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Master Owner Trust Trustee. If the Paying Agent shall resign or be removed, the Master Owner Trust Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Master Owner Trust Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Master Owner Trust Trustee to execute and deliver to the Master Owner Trust Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Master Owner Trust Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent shall hold all sums, if any, held by it for distribution to the Master Owner Trust Certificateholders in trust for the benefit of the Master Owner Trust Certificateholders entitled thereto until such sums shall be paid to such Master Owner Trust Certificateholders. The Paying Agent shall return all unclaimed funds to the Master Owner Trust and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Master Owner Trust. The provisions of SECTIONS 6.3, 6.6, 6.7, 6.8 and 6.9 shall apply, MUTATIS MUTANDIS, to the Master Owner Trust Trustee also in its role as Paying Agent, for so long as the Master Owner Trust Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION 3.10 SELLER AS MASTER OWNER TRUST CERTIFICATEHOLDER. The Seller in its individual or any other capacity may become the owner or pledgee of Master Owner Trust Certificates and may otherwise deal with the Master Owner Trust Trustee or its Affiliates as if it were not the Seller.

                                   ARTICLE IV
                      ACTIONS BY MASTER OWNER TRUST TRUSTEE

     SECTION 4.1 PRIOR NOTICE TO MASTER OWNER TRUST CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Master Owner Trust Trustee shall not take action with respect to the following matters, unless (i) the Master Owner Trust Trustee shall have notified the Master Owner Trust Certificateholders in writing of the proposed action at least 30 days before the taking of such action and (ii) the Master Owner Trust Certificateholders shall not have notified the Master Owner Trust Trustee in writing prior to the 30th day after such notice is given that such Master Owner Trust Certificateholders have withheld consent or provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Master Owner Trust (other than an action to collect on the Collateral Certificate or a Dealer Note or an action by the Indenture Trustee pursuant to the Indenture) and the compromise of any action, claim or lawsuit brought by or against the Master Owner Trust (other than an action to collect on the Collateral Certificate or a Dealer Note or an action by the Indenture Trustee pursuant to the Indenture);

          (b) the amendment of the Indenture by an Indenture Supplement in circumstances where the consent of any Noteholder is required;

          (c) the amendment of the Indenture by an Indenture Supplement in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Master Owner Trust Certificateholders;

          (d) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Master Owner Trust Certificateholders;

          (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable;

          (f) the amendment of the Pooling and Servicing Agreement in circumstances where the consent of any Noteholder is required; or

          (g) the election by the Master Owner Trust to file an amendment to the Certificate of Trust, a conformed copy of which is attached hereto as EXHIBIT B, except as permitted or required by the terms of any Issuer Document.

     SECTION 4.2 ACTION BY MASTER OWNER TRUST CERTIFICATEHOLDERS WITH RESPECT TO CERTAIN MATTERS. The Master Owner Trust Trustee shall not have the power, except upon the written direction of the Master Owner Trust Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to SECTION 8 thereof, (b) appoint a successor Administrator pursuant to SECTION 8 of the Administration Agreement, (c) remove the Servicer or appoint a successor Servicer under the Pooling and Servicing Agreement pursuant to ARTICLE X thereof or (d) except as expressly provided in the Issuer Documents, sell the Collateral Certificate or any interest therein after the termination of the Indenture. The Master Owner Trust Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Master Owner Trust Certificateholders.

     SECTION 4.3 ACTION BY MASTER OWNER TRUST CERTIFICATEHOLDERS WITH RESPECT TO BANKRUPTCY. Neither the Master Owner Trust nor the Master Owner Trust Trustee shall have the power to commence a voluntary proceeding in bankruptcy relating to the Master Owner Trust without the unanimous prior approval of all holders of Master Owner Trust Certificates (including the unanimous approval of the board of directors of the Seller) unless the Master Owner Trust Trustee reasonably believes that the Master Owner Trust is insolvent.

     SECTION 4.4 RESTRICTIONS ON MASTER OWNER TRUST CERTIFICATEHOLDERS' POWER. The Master Owner Trust Certificateholders shall not direct the Master Owner Trust Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Master Owner Trust or the Master Owner Trust Trustee under this Agreement or any of the Issuer Documents or would be contrary to SECTION 2.3, nor shall the Master Owner Trust Trustee be obligated to follow any such direction, if given.

     SECTION 4.5 MAJORITY CONTROL. Except as expressly provided herein, any action that may be taken or consent that may be given or withheld by the Master Owner Trust Certificateholders under this Agreement shall be effective if such action is taken or such consent is given or withheld by the holders of a majority of the ownership interest in the Master Owner Trust outstanding as of the close of the preceding Distribution Date. Except as expressly provided herein, any written notice, instruction, direction or other document of the Master Owner Trust Certificateholders delivered pursuant to this Agreement shall be effective if signed by holders of Master Owner Trust Certificates evidencing not less than a majority of the ownership interest in the Master Owner Trust at the time of the delivery of such notice.

     SECTION 4.6 RESTRICTION ON MASTER OWNER TRUST TRUSTEE'S POWER TO ISSUE INDEBTEDNESS.

     The Master Owner Trust Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated by the Issuer Documents.

                                    ARTICLE V
                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.1 ESTABLISHMENT OF MASTER OWNER TRUST CERTIFICATE DISTRIBUTION ACCOUNT.

          (a) The Seller shall cause the Servicer, for the benefit of the Master Owner Trust Certificateholders, to establish and maintain at JPMorgan Chase Bank at 4 New York Plaza, New York, New York 10004, in the name of the Master Owner Trust an Eligible Deposit Account known as the Navistar Financial Dealer Note Master Owner Trust Certificate Distribution Account (the "MASTER OWNER TRUST CERTIFICATE DISTRIBUTION ACCOUNT"), bearing an additional designation clearly indicating that the funds deposited therein are held for the benefit of the Master Owner Trust Certificateholders.

          (b) The Master Owner Trust, for the benefit of the Master Owner Trust Certificateholders, shall possess all right, title and interest in and to all funds on deposit from time to time in the Master Owner Trust Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein or in the Indenture or any Indenture Supplement, the Master Owner Trust Certificate Distribution Account shall be under the sole dominion and control of the Master Owner Trust Trustee for the benefit of the Master Owner Trust Certificateholders. If, at any time, the Master Owner Trust Certificate Distribution Account ceases to be an Eligible Deposit Account, the Seller shall cause the Servicer within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Note Rating Agency may consent) to establish a new Master Owner Trust Certificate Distribution Account as an Eligible Deposit Account and shall cause the Master Owner Trust Trustee to transfer any cash and/or any investments in the old Master Owner Trust Certificate Distribution Account to such new Master Owner Trust Certificate Distribution Account.

     SECTION 5.2 APPLICATION OF MASTER OWNER TRUST FUNDS.

          (a) On each Distribution Date, the Master Owner Trust Trustee shall (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) distribute to the Master Owner Trust Certificateholders, on a pro rata basis, amounts on deposit in the Master Owner Trust Certificate Distribution Account.

          (b) On each Distribution Date, the Master Owner Trust Trustee shall send (or shall cause to be sent) to each Master Owner Trust Certificateholder the statement described in SECTION 5.01 of the Series Supplement.

          (c) If any withholding tax is imposed on distributions of the Master Owner Trust Estate (or allocations of income) to a Master Owner Trust Certificateholder, such tax shall reduce the amount otherwise distributable to the Master Owner Trust Certificateholder in accordance with this SECTION 5.2. The Master Owner Trust Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Master Owner Trust Certificateholders sufficient funds for the payment of any withholding tax that is legally owed by the Master Owner Trust in respect of any distribution (but such authorization shall not prevent the Master Owner Trust Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Master Owner Trust Certificateholder shall be treated as cash distributed to such Master Owner Trust Certificateholder at the time it is withheld by the Master Owner Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Master Owner Trust Certificateholder), the Master Owner Trust Trustee may in its sole discretion withhold such amounts in accordance with this SUBSECTION 5.2(c). If a Master Owner Trust Certificateholder wishes to apply for a refund of any such withholding tax, the Master Owner Trust Trustee shall reasonably cooperate with such Master Owner Trust Certificateholder in making such claim so long as such Master Owner Trust Certificateholder agrees to reimburse the Master Owner Trust and the Master Owner Trust Trustee for any out-of-pocket expenses incurred.

          (d) If the Indenture Trustee holds escheated funds for payment to the Master Owner Trust pursuant to SECTION 11.03 of the Indenture, the Master Owner Trust Trustee shall, upon notice from the Indenture Trustee that such funds exist, submit on behalf of the Master Owner Trust an Issuer Certificate to the Indenture Trustee pursuant to SECTION 11.03 of the Indenture instructing the Indenture Trustee to pay such funds pro rata to or at the order of the Master Owner Trust Certificateholders.

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     SECTION 5.3 METHOD OF PAYMENT. Subject to SECTION 7.1(c), distributions required to be made to Master Owner Trust Certificateholders on any Distribution Date shall be made to each Master Owner Trust Certificateholder of record on the related Note Record Date (i) by wire transfer, in immediately available funds, to the account of such Master Owner Trust Certificateholder at a bank or other entity having appropriate facilities therefor or, where possible, by intra-bank book entry credit, if such Master Owner Trust Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least two Business Days prior to such Note Record Date.

     SECTION 5.4 ACCOUNTING AND REPORTS TO THE MASTER OWNER TRUST CERTIFICATEHOLDERS, THE INTERNAL REVENUE SERVICE AND OTHERS. The Master Owner Trust shall maintain (or cause to be maintained) the books of the Master Owner Trust on the basis of a fiscal year ending October 31 on the accrual method of accounting, deliver to each Master Owner Trust Certificateholder, as may be required by the Internal Revenue Code and applicable Treasury Regulations or otherwise, such information as may be required to enable each Master Owner Trust Certificateholder to prepare its federal income tax returns, file such tax returns relating to the Master Owner Trust and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Master Owner Trust's characterization as a division or branch of the Seller for federal income tax purposes, cause such tax returns to be signed in the manner required by law and collect or cause to be collected any withholding tax as described in and in accordance with SUBSECTION 5.2(c) with respect to income or distributions to Master Owner Trust Certificateholders.

     SECTION 5.5 SIGNATURE ON RETURNS. The Master Owner Trust Trustee shall sign on behalf of the Master Owner Trust any and all tax returns of the Master Owner Trust, unless applicable law requires a Master Owner Trust Certificateholder to sign such documents, in which case such documents shall be signed by the Seller.

                                   ARTICLE VI
                         THE MASTER OWNER TRUST TRUSTEE

     SECTION 6.1 DUTIES OF MASTER OWNER TRUST TRUSTEE.

          (a) The Master Owner Trust Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Agreement, the Indenture and the other Issuer Documents, including the administration of the Master Owner Trust in the interest of the Master Owner Trust Certificateholders, subject to the Issuer Documents and in accordance with the provisions of this Agreement and the Indenture. No implied covenants or obligations shall be read into this Agreement, the Indenture or any other Issuer Document against the Master Owner Trust Trustee.

          (b) Notwithstanding the foregoing, the Master Owner Trust Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the other Issuer Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Master Owner Trust Trustee hereunder or under any other Issuer Document, and the Master Owner Trust Trustee shall not be liable for the

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default or failure of the Administrator to carry out its obligations under the
Administration Agreement.

          (c) In the absence of bad faith on its part, the Master Owner Trust Trustee may conclusively rely upon certificates or opinions furnished to the Master Owner Trust Trustee and conforming to the requirements of this Agreement in determining the truth of the statements and the correctness of the opinions contained therein; PROVIDED, HOWEVER, that the Master Owner Trust Trustee shall have examined such certificates or opinions so as to determine compliance of the same with the requirements of this Agreement.

          (d) The Master Owner Trust Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (i) this SUBSECTION 6.1(d) shall not limit the effect of SUBSECTION 6.1(a) OR (b);

                    (ii) the Master Owner Trust Trustee shall not be liable for any error of judgment made in good faith by a Master Owner Trust Trustee Authorized Officer unless it is proved that the Master Owner Trust Trustee was negligent in ascertaining the pertinent facts; and

                    (iii) the Master Owner Trust Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
               SECTION 4.1, 4.2 or 6.4.

          (e) Subject to SECTIONS 5.1 AND 5.2, monies received by the Master Owner Trust Trustee hereunder need not be segregated in any manner except to the extent required by law or the Indenture and may be deposited under such general conditions as may be prescribed by law, and the Master Owner Trust Trustee shall not be liable for any interest thereon.

          (f) The Master Owner Trust Trustee shall not take any action that (i) is inconsistent with the purposes of the Master Owner Trust set forth in SECTION
2.3 or (ii) would, to the actual knowledge of a Master Owner Trust Trustee Authorized Officer, result in the Master Owner Trust becoming taxable as a corporation for federal income tax purposes.

          (g) The Master Owner Trust Certificateholders shall not direct the Master Owner Trust Trustee to take action that would violate the provisions of this SECTION 6.1.

     SECTION 6.2 AUTHORITY OF MASTER OWNER TRUST TRUSTEE. The Master Owner Trust Trustee is authorized and directed to execute and deliver the Issuer Documents and each certificate or other document attached as an exhibit to or contemplated by the Issuer Documents to which the Master Owner Trust is to be a party in such form as the Seller shall approve as evidenced conclusively by the Master Owner Trust Trustee's execution thereof. In addition to the foregoing, the Master Owner Trust Trustee is authorized, but shall not be obligated, to take all actions required of the Master Owner Trust pursuant to the Issuer Documents. The Master Owner Trust Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Issuer Documents.

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     SECTION 6.3 ACCEPTANCE OF TRUSTS AND DUTIES. Except as otherwise provided in this ARTICLE VI, in accepting the trusts hereby created, the Person executing this Agreement as Master Owner Trust Trustee acts solely as Master Owner Trust Trustee hereunder and not in its individual capacity and all Persons having any claim against the Master Owner Trust Trustee by reason of the transactions contemplated by this Agreement or any Issuer Document shall look only to the Master Owner Trust Estate for payment or satisfaction thereof. The Master Owner Trust Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Master Owner Trust Trustee also agrees to disburse all monies actually received by it constituting part of the Master Owner Trust Estate upon the terms of this Agreement. The Master Owner Trust Trustee shall not be liable or accountable hereunder or under any Issuer Document under any circumstances, except for its own negligent action, its own negligent failure to act or its own willful misconduct or in the case of the inaccuracy of any representation or warranty contained in SECTION 6.6 and expressly made by the Master Owner Trust Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Master Owner Trust Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of the Collateral Certificate or any Dealer Note or the perfection and priority of any security interest created by the Collateral Certificate or any Dealer Note in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Master Owner Trust Estate or its ability to generate the distributions and payments to be made to Master Owner Trust Certificateholders under this Agreement or to Noteholders under the Indenture, including, without limitation: the existence and contents of any Dealer Note on any computer or other record thereof; the validity of the assignment of the Collateral Certificate or any Dealer Note to the Master Owner Trust or of any intervening assignment; the completeness of any Dealer Note; the performance or enforcement of any Dealer Note; the compliance by the Seller or the Servicer with any warranty or representation made under any Issuer Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Master Owner Trust Trustee;

          (b) the Master Owner Trust Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Master Owner Trust Certificateholder;

          (c) no provision of this Agreement or any other Issuer Document shall require the Master Owner Trust Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any other Issuer Document, if the Master Owner Trust Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Master Owner Trust Trustee be liable for indebtedness evidenced by or arising under any of the Issuer Documents, including the principal of and interest on the Notes or any amounts payable with respect to the Master Owner Trust Certificates;

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          (e) the Master Owner Trust Trustee shall not be responsible for or in respect of, the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Master Owner Trust Estate or for or in respect of the validity or sufficiency of the Issuer Documents, the Notes, the Master Owner Trust Certificates (other than the certificate of authentication on the Master Owner Trust Certificates) or of any Dealer Notes or any related documents, and the Master Owner Trust Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Master Owner Trust Certificateholder, other than as expressly provided for herein and in the other Issuer Documents;

          (f) the Master Owner Trust Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee, the Seller or the Servicer under any of the Issuer Documents or otherwise and the Master Owner Trust Trustee shall not have any obligation or liability to perform the obligations of the Master Owner Trust under this Agreement or the other Issuer Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture, the Servicer under the Pooling and Servicing Agreement or Navistar Financial under the Purchase Agreement; and

          (g) the Master Owner Trust Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Issuer Document, at the request, order or direction of any of the Master Owner Trust Certificateholders, unless such Master Owner Trust Certificateholders have offered to the Master Owner Trust Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Master Owner Trust Trustee therein or thereby. The right of the Master Owner Trust Trustee to perform any discretionary act enumerated in this Agreement or in any Issuer Document shall not be construed as a duty, and the Master Owner Trust Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     SECTION 6.4 ACTION UPON INSTRUCTION BY MASTER OWNER TRUST
CERTIFICATEHOLDERS.

          (a) Subject to SECTION 4.4 and SECTION 6.1(g), the Master Owner Trust Certificateholders may by written instruction direct the Master Owner Trust Trustee in the management of the Master Owner Trust. Such direction may be exercised at any time by written instruction of the Master Owner Trust Certificateholders pursuant to SECTION 4.5.

          (b) Notwithstanding the foregoing, the Master Owner Trust Trustee shall not be required to take any action hereunder or under any other Issuer Document if the Master Owner Trust Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Master Owner Trust Trustee or is contrary to the terms hereof or of any Issuer Document or is otherwise contrary to law.

          (c) Whenever the Master Owner Trust Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Issuer Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this Agreement or the other Issuer Documents, the Master Owner Trust Trustee

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shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Master Owner Trust Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Master Owner Trust Trustee acts in good faith in accordance with any such instruction received, the Master Owner Trust Trustee shall not be liable on account of such action to any Person. If the Master Owner Trust Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the other Issuer Documents, and as it shall deem to be in the best interests of the Master Owner Trust Certificateholders, and the Master Owner Trust Trustee shall have no liability to any Person for any such action or inaction.

     SECTION 6.5 FURNISHING OF DOCUMENTS. The Master Owner Trust Trustee shall furnish to the Master Owner Trust Certificateholders and the Indenture Trustee, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Master Owner Trust or the Master Owner Trust Trustee under the Issuer Documents.

     SECTION 6.6 REPRESENTATIONS AND WARRANTIES OF MASTER OWNER TRUST TRUSTEE. The Master Owner Trust Trustee (as such and in its individual capacity) hereby represents and warrants to the Seller, for the benefit of the Master Owner Trust Certificateholders, that:

          (a) It is a national bank duly organized, validly existing and in good standing under the laws of the United States of America. The eligibility requirements set forth in SECTION 6.13 (a) - (d) are satisfied with respect to it.

          (b) It has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

          (c) The execution, delivery and performance by it of this Agreement
(i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Master Owner Trust Trustee or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Master Owner Trust Trustee or any of its assets, (ii) shall not violate any provision of the charter or by-laws of the Master Owner Trust Trustee, or
(iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Master Owner Trust Estate pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on the Master Owner Trust Trustee's performance or ability to perform its duties as Master Owner Trust Trustee under this Agreement or on the transactions contemplated in this Agreement.

          (d) The execution, delivery and performance by the Master Owner Trust Trustee of this Agreement shall not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any

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governmental authority or agency regulating the corporate trust activities of the Master Owner Trust Trustee.

          (e) This Agreement has been duly executed and delivered by the Master Owner Trust Trustee and constitutes the legal, valid and binding agreement of the Master Owner Trust Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     SECTION 6.7 RELIANCE; ADVICE OF COUNSEL.

          (a) The Master Owner Trust Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties and need not investigate any fact or matter in any such document. The Master Owner Trust Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Master Owner Trust Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Master Owner Trust Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Issuer Documents, the Master Owner Trust Trustee (i) may act directly or through its agents, attorneys, custodians or nominees pursuant to agreements entered into with any of them, and the Master Owner Trust Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Master Owner Trust Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Master Owner Trust Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any other Issuer Document.

     SECTION 6.8 MASTER OWNER TRUST TRUSTEE MAY OWN MASTER OWNER TRUST CERTIFICATES AND NOTES. The Master Owner Trust Trustee in its individual or any other capacity may become the owner or pledgee of Master Owner Trust Certificates or Notes and may deal with the Seller, the Administrator, the Indenture Trustee and the Servicer in transactions in the same manner as it would have if it were not the Master Owner Trust Trustee.

     SECTION 6.9 COMPENSATION AND INDEMNITY.

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          (a) The Master Owner Trust Trustee shall receive as compensation from the Servicer for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Master Owner Trust Trustee, and the Master Owner Trust Trustee shall be entitled to be reimbursed by the Servicer for its fees and other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as it may employ in connection with the exercise and performance of its rights and its duties hereunder as provided in SECTION 3.02 of the Series Supplement. The Servicer shall indemnify the Master Owner Trust Trustee and its successors, assigns, agents and servants in accordance with the provisions of SECTION 3.03 of the Series Supplement. The compensation and indemnities described in this SECTION
6.9 shall survive the resignation or termination of the Master Owner Trust Trustee or the termination of this Agreement. Any amounts paid to the Master Owner Trust Trustee pursuant to this ARTICLE VI shall not be deemed to be a part of the Master Owner Trust Estate immediately after such payment.

     SECTION 6.10 REPLACEMENT OF MASTER OWNER TRUST TRUSTEE.

          (a) The Master Owner Trust Trustee may give notice of its intent to resign and be discharged from the trusts hereby created by written notice thereof to the Administrator; PROVIDED THAT no such resignation shall become effective, and the Master Owner Trust Trustee shall not resign, prior to the time set forth in SECTION 6.10(c). The Administrator may appoint a successor Master Owner Trust Trustee by delivering a written instrument, in duplicate, to the resigning Master Owner Trust Trustee and the successor Master Owner Trust Trustee. If no successor Master Owner Trust Trustee shall have been appointed and have accepted its appointment within 30 days after the giving of such notice, the resigning Master Owner Trust Trustee giving such notice may petition any court of competent jurisdiction for the appointment of a successor Master Owner Trust Trustee. The Administrator shall remove the Master Owner Trust Trustee if:

                    (i) the Master Owner Trust Trustee shall cease to be eligible in accordance with the provisions of SECTION 6.13 and shall fail to resign after written request therefor by the Administrator;

                    (ii) the Master Owner Trust Trustee shall be adjudged bankrupt or insolvent;

                    (iii) a receiver or other public officer shall be appointed or take charge or control of the Master Owner Trust Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

                    (iv) the Master Owner Trust Trustee shall otherwise be incapable of acting.

          (b) If the Master Owner Trust Trustee gives notice of its intent to resign or is removed or if a vacancy exists in the office of Master Owner Trust Trustee for any reason, the Administrator shall promptly appoint a successor Master Owner Trust Trustee by written instrument, in duplicate (one copy of which instrument shall be delivered to the outgoing Master

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Owner Trust Trustee so removed and one copy to the successor Master Owner Trust
Trustee) and shall pay all fees owed to the outgoing Master Owner Trust Trustee.

          (c) Any resignation or removal of the Master Owner Trust Trustee and appointment of a successor Master Owner Trust Trustee pursuant to any of the provisions of this SECTION 6.10 shall not become effective and no such resignation shall be deemed to have occurred until a written acceptance of appointment is delivered by the successor Master Owner Trust Trustee to the outgoing Master Owner Trust Trustee and the Administrator and all fees and expenses due to the outgoing Master Owner Trust Trustee are paid. Any successor Master Owner Trust Trustee appointed pursuant to this SECTION 6.10 shall be eligible to act in such capacity in accordance with SECTION 6.13 and, following compliance with the preceding sentence, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Master Owner Trust Trustee. The Administrator shall provide notice of such resignation or removal of the Master Owner Trust Trustee to each of the Note Rating Agencies.

          (d) The predecessor Master Owner Trust Trustee shall upon payment of its fees and expenses deliver to the successor Master Owner Trust Trustee all documents and statements and monies held by it under this Agreement. The Administrator and the predecessor Master Owner Trust Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Master Owner Trust Trustee all such rights, powers, duties and obligations.

          (e) Upon acceptance of appointment by a successor Master Owner Trust Trustee pursuant to this SECTION 6.10, the Administrator shall mail notice of the successor of such Master Owner Trust Trustee to all Master Owner Trust Certificateholders, the Indenture Trustee, the Noteholders and the Note Rating Agencies. The successor Master Owner Trust Trustee shall file an appropriate amendment to the Certificate of Trust.

     SECTION 6.11 MERGER OR CONSOLIDATION OF MASTER OWNER TRUST TRUSTEE. Any Person into which the Master Owner Trust Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Master Owner Trust Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Master Owner Trust Trustee, shall be the successor of the Master Owner Trust Trustee hereunder, provided such Person shall be eligible pursuant to SECTION 6.13, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; PROVIDED, HOWEVER, that (a) the Master Owner Trust Trustee shall mail notice of such merger or consolidation to the Note Rating Agencies and (b) the Master Owner Trust Trustee shall file any necessary amendment to the Certificate of Trust with the Secretary of State of Delaware.

     SECTION 6.12 APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Master Owner Trust Estate may at the time be located, the Administrator and the Master Owner Trust Trustee acting jointly shall have the power and shall execute and deliver all instruments to

                                     - 26 -
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appoint one or more Persons approved by each of the Administrator and the Master
Owner Trust Trustee to act as co-trustee, jointly with the Master Owner Trust Trustee, or as separate trustee or trustees, of all or any part of the Master Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Master Owner Trust Estate, or any part thereof, and, subject to the other provisions of this SECTION 6.12, such powers, duties, obligations, rights and trusts as the Administrator and the Master Owner Trust Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Master Owner Trust Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to SECTION 6.13 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to SECTION 6.10.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed upon the Master Owner Trust Trustee shall be conferred upon and exercised or performed by the Master Owner Trust Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Master Owner Trust Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Master Owner Trust Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Master Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Master Owner Trust Trustee;

                    (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement (unless such other trustee acts or fails to act at the direction of such first trustee); and

                    (iii) the Administrator and the Master Owner Trust Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Master Owner Trust Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Master Owner Trust Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Master Owner Trust Trustee. Each such instrument

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shall be filed with the Master Owner Trust Trustee and a copy thereof given to the Administrator.

          (d) Any separate trustee or co-trustee may at any time appoint the Master Owner Trust Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Master Owner Trust Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.13 ELIGIBILITY REQUIREMENTS FOR MASTER OWNER TRUST TRUSTEE. The Master Owner Trust Trustee shall at all times: (a) be a corporation, a national banking association or a bank satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (b) be authorized to exercise corporate trust powers; (c) have a combined capital and surplus of at least $50,000,000 and be subject to supervision or examination by federal or state authorities; and (d) have a long-term unsecured debt rating of at least BBB- by Standard & Poor's or be otherwise satisfactory to Standard & Poor's. If such Person or bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this SECTION 6.13, the combined capital and surplus of such Person or bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Master Owner Trust Trustee shall cease to be eligible in accordance with the provisions of this SECTION 6.13, the Master Owner Trust Trustee shall resign immediately in the manner and with the effect specified in SECTION 6.10.

                                   ARTICLE VII
                   TERMINATION OF MASTER OWNER TRUST AGREEMENT

     SECTION 7.1 TERMINATION OF MASTER OWNER TRUST AGREEMENT.

          (a) The Master Owner Trust shall dissolve and wind up in accordance with Section 3808 of the Statutory Trust Statute on or immediately preceding the final distribution by the Master Owner Trust Trustee of all monies or other property or proceeds of the Master Owner Trust Estate in accordance with the terms of the Indenture, the Pooling and Servicing Agreement and ARTICLE V. The bankruptcy, liquidation, dissolution, death or incapacity of any Master Owner Trust Certificateholder shall not (x) operate to terminate this Agreement or the Master Owner Trust, nor (y) entitle such Master Owner Trust Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Master Owner Trust or the Master Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) This Agreement shall be irrevocable. Except as provided in SECTION 7.1(a) and in this SECTION 7.1(b), neither the Seller nor any Master Owner Trust Certificateholder shall be entitled to revoke or terminate the Master Owner Trust or this Agreement. Each of the Seller, the Master Owner Trust and the Master Owner Trust Trustee acknowledges that the Indenture Trustee, on behalf of the Noteholders, is a third-party beneficiary of this Agreement. For so long

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as the Notes are outstanding, neither the Master Owner Trust nor this Agreement shall be revoked without the consent of the Indenture Trustee. Each of the Seller, the Master Owner Trust and the Master Owner Trust Trustee acknowledges that the Indenture Trustee, as an agent of the Noteholders, maintains a legitimate interest in ensuring that the Master Owner Trust is not revoked prior to the fulfillment of the Master Owner Trust objectives. In no event may this Agreement be amended without the consent of the Indenture Trustee if the effect of such amendment is the revocation or termination of this Master Owner Trust other than in accordance with this SECTION 7.1.

          (c) Notice of any dissolution of the Master Owner Trust specifying the Distribution Date upon which the Master Owner Trust Certificateholders shall surrender their Master Owner Trust Certificates to the Master Owner Trust Trustee for payment of the final distribution and cancellation, shall be given by the Master Owner Trust Trustee by letter to Master Owner Trust Certificateholders mailed within five Business Days of receipt of notice of dissolution from the Servicer given pursuant to SECTION 7.1(c) of the Indenture, stating: (i) the Distribution Date upon or with respect to which the final distribution on the Master Owner Trust Certificates shall be made upon presentation and surrender of the Master Owner Trust Certificates at the office of the Master Owner Trust Trustee; (ii) the amount of any such final distribution; and (iii) that the Note Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Master Owner Trust Certificates at the office of the Master Owner Trust Trustee therein specified. The Master Owner Trust Trustee shall give such notice to the Certificate Registrar (if other than the Master Owner Trust Trustee) and the Master Owner Trust Trustee at the time such notice is given to Master Owner Trust Certificateholders. Upon presentation and surrender of the Master Owner Trust Certificates, the Master Owner Trust Trustee shall cause to be distributed to Master Owner Trust Certificateholders amounts distributable on such Distribution Date pursuant to SECTION 5.2.

          (d) If all of the Master Owner Trust Certificateholders shall not surrender their Master Owner Trust Certificates for cancellation within six months after the date specified in the written notice specified in SECTION 7.1(c), the Master Owner Trust Trustee shall give a second written notice to the remaining Master Owner Trust Certificateholders to surrender their Master Owner Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Master Owner Trust Certificates shall not have been surrendered for cancellation, the Master Owner Trust Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Master Owner Trust Certificateholders concerning surrender of their Master Owner Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable laws with respect to escheat of funds, any funds remaining in the Master Owner Trust Estate after exhaustion of such remedies in the preceding sentence shall be deemed property of the Seller and distributed by the Master Owner Trust Trustee to the Seller.

          (e) Within 60 days of the later of (i) the cancellation of all of the Master Owner Trust Certificates pursuant to SECTION 7.1(c) or SECTION 7.1(d), or
(ii) payment to the Seller of funds remaining in the Master Owner Trust Estate pursuant to SECTION 7.1(d), the Master Owner Trust Trustee shall provide each of the Note Rating Agencies with written notice stating that all

Master Owner Trust Certificates have been so canceled or such funds have been so paid to the Seller.

          (f) Upon completion of the winding up of the trust, the Master Owner Trust Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State of Delaware in accordance with the provisions of Section 3810 of the Statutory Trust Statute and, upon such filing, the Master Owner Trust shall terminate.

                                  ARTICLE VIII
                                   AMENDMENTS

     SECTION 8.1 AMENDMENTS WITHOUT CONSENT OF MASTER OWNER TRUST CERTIFICATEHOLDERS OR NOTEHOLDERS. This Agreement may be amended by the Seller and the Master Owner Trust Trustee without the consent of any of the Securityholders (but with prior notice to each of the Note Rating Agencies) to
(i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Issuer Document, (iii) add or supplement any credit enhancement for the benefit of the Securityholders (provided that if any such addition shall affect any class of Securityholders differently than any other class of Securityholders, then such addition shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any class of the Securityholders), (iv) add to the covenants, restrictions or obligations of the Seller or the Master Owner Trust Trustee for the benefit of the Securityholders, (v) evidence and provide for the acceptance of the appointment of a successor Master Owner Trust Trustee with respect to the Master Owner Trust Estate and add to or change any provisions as shall be necessary to facilitate the administration of the trusts hereunder by more than one Master Owner Trust Trustee pursuant to ARTICLE VI, or (vi) add, change or eliminate any other provision of this Agreement in any manner that shall not, as evidenced by a Master Owner Trust Opinion of Counsel, adversely affect in any material respect the interests of the Securityholders.

     SECTION 8.2 AMENDMENTS WITH CONSENT OF MASTER OWNER TRUST CERTIFICATEHOLDERS AND NOTEHOLDERS. This Agreement may be amended from time to time by the Seller and the Master Owner Trust Trustee with the consent of Noteholders whose Notes evidence not less than a majority of the Outstanding Principal Amount of the Notes as of the close of business on the preceding Distribution Date and the consent of the holders of Master Owner Trust Certificates evidencing not less than a majority of the ownership interests in the Master Owner Trust Estate as of the close of business on the preceding Distribution Date (which consent, whether given pursuant to this SECTION 8.2 or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Master Owner Trust Certificates and of any Notes or Master Owner Trust Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Notes or Master Owner Trust Certificates) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Master Owner Trust Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral Certificate or the Dealer Notes or distributions that shall be required to be made on any Note, (b) reduce the aforesaid percentage required to consent to any such amendment or (c) amend SECTION 4.3, without the consent of the Holders of all of the Notes and the holders of all of the Master Owner Trust Certificates then outstanding; PROVIDED FURTHER, that such amendment will not, as evidenced by a Master Owner Trust Tax Opinion addressed and delivered to the Master Owner Trust Trustee and the Indenture Trustee, cause the Master Owner Trust to be classified as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. The Administrator shall furnish notice of the substance of any proposed amendment, supplement or consent under this SECTION
8.2 to each of the Note Rating Agencies prior to obtaining consent thereto.

     SECTION 8.3  FORM OF AMENDMENTS.

          (a) Promptly after the execution of any amendment, supplement or consent pursuant to SECTION 8.1 OR 8.2, the Master Owner Trust Trustee shall furnish written notification of the substance of such amendment or consent to each Master Owner Trust Certificateholder, the Indenture Trustee and each Note Rating Agency.

          (b) It shall not be necessary for the consent of Master Owner Trust Certificateholders, the Noteholders or the Indenture Trustee pursuant to SECTION
8.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Master Owner Trust Certificateholders provided for in this Agreement or in any other Issuer Document) and of evidencing the authorization of the execution thereof by Master Owner Trust Certificateholders and Noteholders shall be subject to such reasonable requirements as the Master Owner Trust Trustee may prescribe.

          (c) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Master Owner Trust Trustee shall be entitled to receive and rely upon a Master Owner Trust Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution have been satisfied. The Master Owner Trust Trustee may, but shall not be obligated to, enter into any such amendment which affects the Master Owner Trust Trustee's own rights, duties or immunities under this Agreement or otherwise.

          (d) Promptly after the execution of any amendment to the Certificate of Trust, the Master Owner Trust Trustee shall cause the filing of such amendment with the Secretary of State of the State of Delaware.

          (e) Notwithstanding any other provision of this Agreement, if the consent of an Enhancement Provider is required pursuant to any Enhancement Agreement to amend this Agreement, any such purported amendment shall be null and void ab initio unless such Enhancement Provider consents in writing to such amendment.

                                   ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 NO LEGAL TITLE TO MASTER OWNER TRUST ESTATE. The Master Owner Trust Certificateholders shall not have legal title to any part of the Master Owner Trust Estate. The

Master Owner Trust Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with ARTICLES V AND VII. No transfer, by operation of law or otherwise, of any right, title, and interest of the Master Owner Trust Certificateholders to and in their ownership interest in the Master Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Master Owner Trust Estate.

     SECTION 9.2 LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Master Owner Trust Trustee (as such and in its individual capacity) and any other Person that is indemnified by the Servicer under SECTION 6.9 of this Agreement, the Seller, the Master Owner Trust Certificateholders, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Master Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein. The Administrator shall be a third party beneficiary with respect to the rights granted to it under SECTION 6.10(a).

     SECTION 9.3 NOTICES. All demands, notices and communications upon or to the Seller, the Servicer, the Administrator, the Indenture Trustee, the Master Owner Trust Trustee, the Note Rating Agencies or any Master Owner Trust
Certificateholder under this Agreement shall be delivered as specified in
SECTION 1.05 of the Indenture.

     SECTION 9.4 SEVERABILITY. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Master Owner Trust Certificates or the rights of the holders thereof.

     SECTION 9.5 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts (and by different parties on separate counterparts), each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     SECTION 9.6 SUCCESSORS AND ASSIGNS. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Master Owner Trust Trustee and each Master Owner Trust Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Master Owner Trust Certificateholder shall bind the successors and assigns of such Master Owner Trust Certificateholder.

     SECTION 9.7 NO PETITION COVENANT. Notwithstanding any prior termination of this Agreement, the Master Owner Trust Trustee (as such and in its individual capacity), and each Master Owner Trust Certificateholder, by accepting a Master Owner Trust Certificate (or interest therein), hereby covenant and agree that they shall not, prior to the date which is one year and one day after the termination of this Agreement acquiesce, petition or otherwise invoke or cause the Issuer or the Seller to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Issuer or the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Seller or any substantial part of either of their properties, or ordering the winding up or liquidation of the affairs of the Issuer or the Seller.

     Notwithstanding any prior termination of this Agreement, the Seller hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of this Agreement acquiesce, petition or otherwise invoke or cause the Master Owner Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Master Owner Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Master Owner Trust or any substantial part of its property, or ordering or winding up or liquidation of the affairs of the Master Owner Trust.

     SECTION 9.8 NO RECOURSE. Each Master Owner Trust Certificateholder by accepting a Master Owner Trust Certificate (or interest therein) acknowledges that such Person's Master Owner Trust Certificate (or interest therein) represents beneficial interests in the Master Owner Trust only and does not represent interests in or obligations of the Seller, the Servicer, the Administrator, the Master Owner Trust Trustee, the Indenture Trustee or any Affiliate thereof and no recourse, either directly or indirectly, may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Master Owner Trust Certificates or the other Issuer Documents. Except as expressly provided in the Issuer Documents, neither the Seller, the Servicer nor the Master Owner Trust Trustee in their respective individual capacities, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the distribution of any amount with respect to the Master Owner Trust Certificates, or the Master Owner Trust Trustee's performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Master Owner Trust Certificates or this Agreement, it being expressly understood that said covenants and obligations have been made by the Master Owner Trust Trustee solely in its capacity as the Master Owner Trust Trustee. Each Master Owner Trust Certificateholder by the acceptance of a Master Owner Trust Certificate (or beneficial interest therein) shall agree that, except as expressly provided in the Issuer Documents, in the case of nonpayment of any amounts with respect to the Master Owner Trust Certificates, it shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom.

     SECTION 9.9 HEADINGS. The headings of the various Articles and Sections herein are for purposes of reference only and shall not affect the meaning or interpretation of any provision hereof.

     SECTION 9.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 9.11 ADMINISTRATOR. The Administrator is authorized to execute on behalf of the Master Owner Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Master Owner Trust to prepare, file or deliver pursuant to the Issuer Documents. Upon request, the Master Owner Trust Trustee shall execute and deliver to the Administrator a power of attorney appointing the Administrator as the Master Owner Trust's agent and attorney-in-fact to execute all such documents, reports, filings, instruments, certificates and opinions.

     SECTION 9.12 AMENDED AND RESTATED MASTER OWNER TRUST AGREEMENT. It is the intent of the parties hereto that this Master Owner Trust Agreement shall as of ___ __, 200_, replace in its entirety the Initial Master Owner Trust Agreement; PROVIDED, that with respect to the period of time from ___ __, 200_ through ___ __, 200_, the rights and obligations of the parties shall be governed by the Initial Master Owner Trust Agreement; PROVIDED FURTHER, that the amendment and restatement of the Initial Master Owner Trust Agreement shall not affect any of the grants, conveyances or transfers contemplated by the Initial Master Owner Trust Agreement to have occurred prior to the date hereof.

     SECTION 9.13 TAX DISCLOSURE. Each of the undersigned parties agrees to comply with SECTION 14.11 of the Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Master Owner Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                          CHASE MANHATTAN BANK USA, NATIONAL
                                          ASSOCIATION, as Master Owner
                                          Trust Trustee


                                          By:
                                              ------------------------------
                                          Name:
                                          Title:


                                          NAVISTAR FINANCIAL SECURITIES
                                          CORPORATION, as Seller


                                          By:
                                              ------------------------------
                                          Name:  Andrew J. Cederoth
                                          Title: Vice President and Treasurer


Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION,
as Servicer

By:
    ----------------------------------
Name:  Andrew J. Cederoth
Title: Vice President and Treasurer

                                                                       EXHIBIT A

FORM OF MASTER OWNER TRUST CERTIFICATE
NUMBER R-__
OWNERSHIP INTEREST: ___%

                       SEE REVERSE FOR CERTAIN DEFINITIONS

          THIS MASTER OWNER TRUST CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF ANY SUCH PLAN. BY ACCEPTING AND HOLDING THIS MASTER OWNER TRUST CERTIFICATE, THE MASTER OWNER TRUST CERTIFICATEHOLDER HEREOF AND THE MASTER OWNER TRUST CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

          THE SECURITIES REPRESENTED BY THIS MASTER OWNER TRUST CERTIFICATE WERE ORIGINALLY ISSUED ON _____ __, 200_ HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

                Navistar Financial Dealer Note Master Owner Trust

                         MASTER OWNER TRUST CERTIFICATE

     evidencing a fractional undivided interest in the Master Owner Trust, as defined below, the property of which includes a Collateral Certificate (as defined below) in the Navistar Financial Dealer Note Master Trust (the "MASTER TRUST"). The primary assets of the Master Trust consist of a revolving pool of Dealer Notes arising under floor plan financing agreements between Navistar Financial Corporation and retail dealers to finance their inventories of new and used trucks, truck bodies, buses and trailers.

     This Master Owner Trust Certificate does not represent an interest in or obligation of the Navistar Financial Dealer Note Master Trust, Navistar Financial Securities Corporation, Navistar Financial Corporation, International Truck and Engine Corporation, Navistar International Corporation, the Indenture Trustee, the Master

     Owner Trust Trustee or any of their respective Affiliates, except to the extent described below.)

          THIS CERTIFIES THAT _________________________ is the registered owner of a nonassessable, fully-paid, fractional undivided interest in Navistar Financial Dealer Note Master Owner Trust (the "MASTER OWNER TRUST").

          The Master Owner Trust was created pursuant to a trust agreement, dated as of _____ __, 200_ (as amended and restated as of ______ __, 200_ and as further amended, restated or supplemented from time to time, the "MASTER OWNER TRUST AGREEMENT"), between the Seller and _______, as Master Owner Trust Trustee (the "MASTER OWNER TRUST TRUSTEE"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Master Owner Trust Agreement.

          This Master Owner Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Master Owner Trust Agreement, the terms of which are incorporated herein by reference and made a part hereof, to which Master Owner Trust Agreement the Master Owner Trust Certificateholder of this Master Owner Trust Certificate by virtue of the acceptance hereof assents and by which such Master Owner Trust Certificateholder is bound.

          The Master Owner Trust Certificateholder of this Master Owner Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Master Owner Trust Certificate are subordinated to the rights of the Noteholders as and to the extent described in the Pooling and Servicing Agreement and the Indenture.

          Each Master Owner Trust Certificateholder with respect to a Master Owner Trust Certificate, by its acceptance of a Master Owner Trust Certificate, covenants and agrees that such Master Owner Trust Certificateholder with respect to a Master Owner Trust Certificate, shall not, prior to the date which is one year and one day after the termination of the Master Owner Trust Agreement, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency, reorganization or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

          Distributions on this Master Owner Trust Certificate shall be made as provided in the Master Owner Trust Agreement by the Master Owner Trust Trustee by wire transfer, check mailed or, where possible, intra-bank book entry to the Master Owner Trust Certificateholder of record in the Certificate Register without the presentation or surrender of this Master Owner Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Master Owner Trust Agreement and notwithstanding the above, the final distribution on this Master Owner Trust Certificate shall be made after due notice by the Master Owner Trust Trustee of the pendency of such distribution and only upon presentation and surrender of this

Master Owner Trust Certificate at the office maintained for such purpose by the Master Owner Trust Trustee in the Borough of Manhattan, the City of New York.

          Reference is hereby made to the further provisions of this Master Owner Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Master Owner Trust Trustee by manual signature, this Master Owner Trust Certificate shall not entitle the Master Owner Trust Certificateholder hereof to any benefit under the Master Owner Trust Agreement, the Pooling and Servicing Agreement or be valid for any purpose.

          THIS MASTER OWNER TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Master Owner Trust Trustee, not in its individual capacity, but solely as Master Owner Trust Trustee, has caused this Master Owner Trust Certificate to be duly executed.

Dated: ____________, _____   NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST


                             By: CHASE MANHATTAN BANK USA, NATIONAL
                             ASSOCIATION
                             not in its individual capacity but solely as Master Owner Trust Trustee


                             By:
                                 -----------------------------------
                             Name:
                             Title:

MASTER OWNER TRUST TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Master Owner Trust Certificates referred to in the within-mentioned Master Owner Trust Agreement.

----------------------------                ---------------------------
CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION,                       CHASE MANHATTAN BANK USA,
not in its individual capacity but solely   NATIONAL ASSOCIATION,
as Master Owner Trust Trustee               not in its individual capacity but
                                            solely as Master Owner Trust Trustee

                                            By:  _____________, as
                                            Authenticating Agent

                     OR

By:                                         By:
   ---------------------------------------     -------------------------------
            Authorized Officer                       Authorized Officer

                    REVERSE OF MASTER OWNER TRUST CERTIFICATE

          The Master Owner Trust Certificates do not represent an obligation of, or an interest in the Navistar Financial Dealer Note Master Trust, Navistar Financial Securities Corporation, Navistar Financial Corporation, International Truck and Engine Corporation, Navistar International Corporation, the Indenture Trustee, the Master Owner Trust Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Master Owner Trust Agreement or the other Issuer Documents. In addition, this Master Owner Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Collateral Certificate [and/or the Dealer Notes] (and certain other amounts), all as more specifically set forth herein and in the Master Owner Trust Agreement and the Pooling and Servicing Agreement. A copy of each of the Pooling and Servicing Agreement and the Master Owner Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Master Owner Trust Certificateholder upon written request.

          The Master Owner Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Master Owner Trust Certificateholders under the Master Owner Trust Agreement at any time by the Seller and the Master Owner Trust Trustee with the consent of (i) the Holders of the Notes evidencing not less than a majority of the Outstanding Principal Amount of the Notes, and (ii) Master Owner Trust Certificateholders whose Master Owner Trust Certificates evidence not less than a majority of the ownership interest in the Master Owner Trust, each as of the close of the preceding Distribution Date. Any such consent by the Master Owner Trust Certificateholder of this Master Owner Trust Certificate shall be conclusive and binding on such Master Owner Trust Certificateholder and on all future holders of this Master Owner Trust Certificate and of any Master Owner Trust Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Master Owner Trust Certificate. The Master Owner Trust Agreement also permits the amendment thereof, in certain circumstances, without the consent of the holders of any of the Master Owner Trust Certificates or the Notes.

          As provided in the Master Owner Trust Agreement and subject to certain limitations therein set forth, the transfer of this Master Owner Trust Certificate is registerable in the Certificate Register upon surrender of this Master Owner Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Master Owner Trust Trustee in the City of New York, accompanied by (i) a written instrument of transfer in form satisfactory to the Master Owner Trust Trustee and the Certificate Registrar duly executed by the Master Owner Trust Certificateholder hereof or such Master Owner Trust Certificateholder's attorney duly authorized in writing and (ii) certain opinions required by SECTION 3.4(b) of the Master Owner Trust Agreement, and thereupon one or more new Master Owner Trust Certificates of authorized denominations evidencing the same aggregate interest in the Master Owner Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Master Owner Trust Agreement is JPMorgan Chase Bank.

          The Master Owner Trust Trustee, the Certificate Registrar and any agent of the Master Owner Trust Trustee or the Certificate Registrar may treat the Person in whose name this Master Owner Trust Certificate is registered as the owner hereof for all purposes, and none of the Master Owner Trust Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Master Owner Trust Agreement and the Master Owner Trust created thereby shall terminate upon the distribution to Master Owner Trust Certificateholders of all amounts required to be distributed to them pursuant to the Master Owner Trust Agreement, the Pooling and Servicing Agreement, the Indenture and the disposition of all property held as part of the Master Owner Trust.

                                   ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

--------------------------------------------------------------------------------

(Please print or type name and address, including postal zip code, of assignee)

--------------------------------------------------------------------------------

the within Master Owner Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_________________________________________________________ Attorney to transfer said Master Owner Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                                                 *
                              -----------------------------------------
                                           Signature Guaranteed:


                                                                       *
                              -----------------------------------------


* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Master Owner Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                       EXHIBIT B

                             CERTIFICATE OF TRUST OF
                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

          Certificate of Trust of NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST (the "TRUST") is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 DEL. C. Section 3801 ET SEQ.) (the "ACT").

          1. NAME. The name of the business trust formed by this Certificate of Trust is Navistar Financial Dealer Note Master Owner Trust.

          2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase Bank, 500 Stanton Christiana Road, OPS4/3, Newark, Delaware 19713.

          3.   This Certificate of Trust shall be effective on April 30, 2004.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

                                              Chase Manhattan Bank USA, National
                                              Association, as Owner Trustee,


                                              By:
                                                 ------------------------------
                                              Name:
                                              Title:

                                       B-1